As Filed on October 14, 1996
                           Reg. No. 333-11319
                 U.S. SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                            FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.___

Post-Effective Amendment No.___

___________________________HARDING, LOEVNER FUNDS, INC._____________________
        		(Exact Name of Registrant as Specified in Charter)

_______________600 Fifth Avenue, 26th Floor New York, New York 10020________
        		(Address of Principal Executive Offices) (Zip Code)

___________________________(212) 332-5211_______________________________
      		(Registrant's Telephone Number, Including Area Code)

              				William E. Vastardis, Treasurer
              				Harding, Loevner Funds, Inc.
              				600 Fifth Avenue, 26th Floor
              				New York, New York 10020

		          (Name and Address of Agent for Service of Process)

 			Copies to:  	William Goodwin, Esq.
	           					Dechert Price & Rhoads
	           					477 Madison Avenue
	           					New York, New York 10022



Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective thirty days after filing pursuant to paragraph (a) of Rule 488.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly no fee is payable herewith.






                       HARDING, LOEVNER FUNDS, INC.
                              FORM N-14
                   CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

                             Front Cover
                            Contents Page
                        Cross-Reference Sheet
                       Letters to Shareholders
                      Notice of Special Meeting

                                 PART A

                  Combined Prospectus/Proxy Statement

                                 PART B

                  Statement of Additional Information

                                 PART C

                           Other Information
                              Signatures
                                Exhibit

                            HARDING, LOEVNER FUNDS, INC.
                        REGISTRATION STATEMENT OF FORM N-14
                            CROSS REFERENCE SHEET

N-14					                        	   Location in
Item No.		  		                      	Registration Statement

                                     Part A: Information Required In
                                     Prospectus/Proxy Statement


1.  Beginning of Registration
    Statement and Outside Front
    Cover Page of Prospectus         Cover Page; Cross Reference Sheet


2. Beginning and Outside Back
   Cover Page of  Prospectus         Table of Contents


3.  Synopsis Information and Risk
    Factors                          Synopsis; Principal Risk Factors

4.  Information About the
    Transaction                      Synopsis; Proposal 1 and Comparative
                                     Expense Table

5.  Information About the Registrant
                                     Synopsis; Principal Risk Factors;
                                     Additional Information About Harding,
                                     Loevner Funds, Inc. and Its Shares;
                                     Preliminary Statement of Additional
                                     Information; Miscellaneous;
                                     Preliminary Prospectus of the shares
                                     of International Equity Portfolio, a
                                     portfolio of Harding, Loevner Funds, Inc.


6.  Information About the Company
     Being Acquired                  Synopsis; Principal Risk Factors;
                                     Additional Information About AMT
                                     Capital Fund, Inc. and Its Shares;
                                     Miscellaneous; Current Prospectus of
                                     HLM International Equity Portfolio, a
                                     portfolio of AMT Capital Fund, Inc.


7.  Voting Information               Introduction and Voting Information;
                                     Synopsis


8.  Interest of Certain Persons
    and Experts                      Introduction and Voting Information:
                                     Proposal 1 The Plan of Reorganization

9.  Additional Information Required
    for Reoffering by Persons Deemed
    to be Underwriters               Not Applicable

                                     Part B:  Information Required In
                                     Statement of Additional Information


10.  Cover Page                      Cover Page

11.  Table of Contents               Table of Contents


N-14
Item No.                             Location in
                                     Registration Statement

12.  Additional Information About
     the Registrant                  Preliminary Statement of Additional
                                     Information of The shares of
                                     International Equity Portfolio, a
                                     portfolio of the Harding, Loevner
                                     Funds, Inc.




13.  Additional Information About
     the Company Being Acquired      Current Statement of Additional
                                     Information of HLM International
                                     Equity Portfolio, a series of AMT
                                     Capital Fund, Inc.


14.  Financial Statements				        Current Annual Report of AMT
                                     Capital Fund, Inc.


                                     Part C. Other Information

15.  Indemnification                 Indemnification

16.  Exhibits                        Exhibits

17.  Undertakings                    Undertakings






              HLM International Equity Portfolio 	October 14, 1996

                                A Series of
                          AMT Capital Fund, Inc.


Dear Shareholder:

    You are cordially invited to attend a Special Meeting of Shareholders of the HLM International Equity Portfolio (the "Current Portfolio"), an investment portfolio of AMT Capital Fund, Inc. ("AMT Fund"), to be held on October 30, 1996 at 10:00 a.m. Eastern time at the offices of AMT Fund on the 26th floor, located at 600 Fifth Avenue, New York, New York 10020.

At this meeting, shareholders will be asked to consider and take action on the proposed reorganization (the "Reorganization") of the Current Portfolio as the shares of the newly-formed International Equity Portfolio ("Successor Portfolio") of Harding, Loevner Funds, Inc. ("HL Fund"). The formal Notice of Special Meeting of the Shareholders and the Proxy Statement setting forth in detail the matters to come before the meeting are attached, and a Proxy Card is enclosed for you to complete and facsimile, telephone, or return in the pre-addressed, postage-paid envelope provided.

          IT IS IMPORTANT THAT YOU RETURN THE PROXY WHETHER OR NOT
                       YOU PLAN TO ATTEND THIS MEETING.

The proposed Reorganization provides that each shareholder of the Current Portfolio will receive a number of shares of common stock in the Successor Portfolio equal to the number of shares in the Current Portfolio each such shareholder held. Also, as a part of the Reorganization, the Current Portfolio will transfer all of its assets to the Successor Portfolio. The investment objective, policies, restrictions, risk factors, and investment approach of the Successor Portfolio are substantially similar to those of the Current Portfolio. The new Investment Advisory Agreement is substantially similar to the current Investment Advisory Agreement.

Harding, Loevner Management, L.P. ("HLM"), the investment adviser responsible for the day-to-day investment management of the Current Portfolio, will serve as investment adviser of the Successor Portfolio in which HLM will have the same investment management discretion and decision-making authority over the Successor Portfolio as it exercised over the Current Portfolio. AMT Capital Services, Inc. will serve as administrator and distributor to the Successor Portfolio.

The Board of Directors of AMT Fund believes that the proposed Reorganization is in the best interests of the shareholders. The Reorganization will allow Current Portfolio shareholders to continue to receive the same investment management services of HLM. The investment advisory fee to be paid by the Successor Portfolio will be the same as that currently paid by the Current Portfolio, and until further notice from HLM, the total expense ratio of the Successor Portfolio will not exceed the total expense ratio of the Current Portfolio during its last fiscal year.

At its meeting on May 30,1996, the Board of Directors approved the proposed Reorganization.

Again, whether or not you expect to attend the meeting, it is important that your shares be represented. Therefore, we urge you to vote FOR each of the proposals contained in the Combined Prospectus/Proxy Statement.


                                              			Sincerely,



                                              			Alan M. Trager
                                              			President


                     HLM INTERNATIONAL EQUITY PORTFOLIO
                                 A Series of
                           AMT CAPITAL FUND, INC.
-------------------------------------------------------------------------------
                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      To be held on October 30, 1996
-------------------------------------------------------------------------------


    A Special Meeting (the "Meeting") of the Shareholders of HLM International Equity Portfolio (the "Current Portfolio"), a series of AMT Capital Fund,
Inc., a Maryland corporation ("AMT Fund"), will be held on October 30, 1996, at 10:00 a.m. Eastern time at the offices of AMT Fund on the 26th floor, located at 600 Fifth Avenue New York, New York 10020, or at such adjourned time as may be necessary for the holders of a majority of Current Portfolio's outstanding shares to vote for the following purposes:

(1) To approve the proposed Agreement and Plan of Reorganization by and between AMT Fund, on behalf of its Current Portfolio, and Harding, Loevner Funds, Inc. ("HL Fund"), on behalf of its International Equity Portfolio (the "Successor Portfolio"), providing for the transfer of all of the assets, subject to all of the liabilities, of Current Portfolio in exchange for shares of the Successor Portfolio (the "Successor Shares"), and the distribution of such Successor Shares to the shareholders of Current Portfolio in complete liquidation of Current Portfolio, as more fully described in the accompanying Combined Prospectus/Proxy Statement; and

(2) To consider and act upon any other matters that may properly come before the meeting and any adjournments thereof.

The Agreement and Plan of Reorganization, the transactions contemplated thereby and related matters are described in the attached Combined Prospectus/Proxy Statement. A copy of the Agreement and Plan of Reorganization is attached as Appendix A to this Combined Prospectus/Proxy Statement.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF
                                THE PROPOSAL

    Only shareholders of record as of the close of business on October 1, 1996 will be entitled to vote at the meeting and any adjournments thereof.

  YOUR COOPERATION IN PROMPTLY COMPLETING, SIGNING, FAXING, TELEPHONING, OR
                RETURNING THE ENCLOSED PROXY WILL BE APPRECIATED.

                                   							By order of the Board of Directors,

                                   							Alan M. Trager
                                   							President

Place: 600 Fifth Avenue, 26th Floor, New York, New York 10020
Date:  October 14, 1996


IMPORTANT: We urge you to sign, date and facsimile, telephone, or return your proxy in the enclosed envelope which requires no postage and is intended for your convenience. If you attend the meeting, you may vote your shares in person.

                     HLM INTERNATIONAL EQUITY PORTFOLIO

                               A Series of
                        AMT CAPITAL FUND, INC.
                     600 Fifth Avenue, 26th Floor
                        New York, New York   10020
                            (212) 332-5211

                     HARDING, LOEVNER FUNDS, INC.
                     600 Fifth Avenue, 26th Floor
                      New York, New York   10020
                          (212) 332-5211

                 COMBINED PROSPECTUS/PROXY STATEMENT

                    ____________________________

                       SOLICITATION OF PROXIES

    This Combined Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of AMT Capital Fund, Inc. (the "AMT Fund") to be voted at a Special Meeting of Shareholders of the HLM International Equity Portfolio (the "Current Portfolio") to be held on
October 30, 1996 at 10:00 a.m. Eastern time, at the offices of AMT Capital Fund, Inc. on the 26th floor, located at 600 Fifth Avenue, New York, New York 10020, at any adjournment(s) thereof (the "Meeting").

The purpose of the Meeting is to consider an Agreement and Plan of Reorganization (the "Reorganization Plan") among the AMT Fund, on behalf of the Current Portfolio, an investment portfolio of AMT Fund, and Harding, Loevner Funds, Inc. (the "HL Fund"), on behalf of the newly-formed International Equity Portfolio (the "Successor Portfolio"), an investment portfolio of HL Fund, that would effect the reorganization of the Current Portfolio into the Successor Portfolio and certain transactions and other actions contemplated thereby, as described below (the "Reorganization" or "Proposal 1"). Pursuant to the Reorganization Plan, which has been approved by the Board of Directors of AMT Fund, all of the assets of the Current Portfolio would be acquired by the Successor Portfolio in exchange for shares of common stock (the "Successor Shares") in the Successor Portfolio and the assumption by Successor Portfolio of all of the liabilities of the Current Portfolio. Such Successor Shares then would be distributed to Current Portfolio shareholders at the rate of one IEP Share (or fraction thereof) for each share (or fraction thereof) of common stock in the Current Portfolio.
As a result of the proposed transactions, each shareholder of the Current Portfolio would receive a number of full or fractional Successor Shares equal to the number of Current Portfolio shares owned by such Current Portfolio shareholder at the time of the Reorganization. Such Successor Shares would have an aggregate net asset value on the effective date of the Reorganization equal to the aggregate net asset value of the Current Portfolio shares. A copy of the form of the Reorganization Plan is set forth in Appendix A to this Combined Prospectus/Proxy Statement.

AMT Fund and HL Fund are both open-end, diversified investment companies (i.e., mutual funds) incorporated in the state of Maryland. The investment policies and restrictions of the Successor Portfolio are substantially similar to those of the Current Portfolio. Each of the Current Portfolio and Successor Portfolio has the investment objective of seeking long-term capital appreciation through investments in equity securities of companies based outside the United States.

    This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Successor Portfolio, HL Fund, Current Portfolio and AMT Fund, and the transactions contemplated by the proposed Reorganization Plan, that an investor should know before voting on the proposed Reorganization Plan. A copy of the preliminary prospectus of the Successor Portfolio, dated August 1, 1996, is included with this Combined Prospectus/Proxy Statement and is incorporated by reference herein.

    A preliminary statement of additional information regarding the Successor Portfolio, dated August 1, 1996 is included with this Combined Prospectus/ Proxy Statement and has been filed with the Securities and Exchange Commission (the "Commission"). Additional copies of this document may be obtained without charge by contacting AMT Capital Services, Inc. located at 600 Fifth Avenue, 26th Floor New York, New York 10020 or by telephoning AMT Capital Services, Inc. at 1-800-762-4848.

    The prospectus and statement of additional information regarding the Current Portfolio, each dated March 6, 1996, are incorporated by reference herein. Additional copies of the prospectus and statement of additional information of the Current Portfolio may be obtained without charge by contacting AMT Capital Services, Inc. located at 600 Fifth Avenue, 26th Floor New York, New York 10020 or by telephoning AMT Capital Services, Inc. at 1-800-762-4848.

    A statement of additional information, dated October 14, 1996 relating to the proposed transactions and other actions described in this Combined Prospectus/Proxy Statement, including historical financial statements, is included with this Combined Prospectus/Proxy Statement and is incorporated by reference herein. Additional copies of this statement of additional information may be obtained without charge by contacting AMT Capital Services, Inc. located at 600 Fifth Avenue, 26th Floor New York, New York 10020 or by telephoning AMT Capital Services, Inc. at 1-800-762-4848.


                               _______________________

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                              __________________________

  The date of this Combined Prospectus/Proxy Statement is October 14, 1996.



COMBINED PROSPECTUS/PROXY STATEMENT

TABLE OF CONTENTS

                                                         										Page

Introduction and Voting Information

    	Special Meeting: Voting of Proxies; Adjournment

Synopsis
	    Proposal 1- Approval of the Proposed Agreement and Plan of
Reorganization
          		     and the Transactions Contemplated Thereby.
    	The Proposed Reorganization
     Costs and Expenses of the Reorganization
    	Continuation of Shareholder Accounts
    	Forms of Organization of AMT Fund and HL Fund
    	Operation of the Successor Portfolio Following the Reorganization Purchases of Successor Shares
    	Redemptions
    	Exchanges
    	Dividends and Distributions
    	Advisory and Distribution Fees and Expenses
    	Investment Objective and Policies
    	Federal Income Tax Consequences of the Proposed Reorganization

Principal Risk Factors

Proposal 1- Approval of the Proposed Agreement and Plan of Reorganization
            and the Transactions Contemplated Thereby.
           	Reasons for the Proposed Reorganization
		              Continuity of Portfolio Management
               	Constant Investment Advisory Fees
               	Comparative Expense Table
              		Federal Income Tax Consequences of the Proposed
Reorganization
              		Pro Forma Capitalization and Ratios
           	Summation

Description of HL Fund and the Successor Portfolio

Description of Investment Adviser

Description of Administrator

Description of Distributor and Distribution Arrangements

Comparative Information on Shareholder Rights
    	General
    	Shares
    	Management of the Affairs of HL Fund
    	Shareholder Meetings
    	Liability and Indemnification of Directors and Officers
    	Removal of Directors

Comparative Information on Investment Advisory Agreements

Additional Information about Harding, Loevner Funds, Inc. and the
International
Equity Portfolio

Additional Information About AMT Capital Fund, Inc. and the HLM International Equity Portfolio

Miscellaneous
    	Available Information
    	Legal Matters
    	Financial Statements and Experts

Other Business

Proposals for Future Meetings

Part B
Statement of Additional Information for the International Equity Portfolio

Statement of Additional Information Table of Contents

Part C.  Other Information
        	Indemnification
        	Exhibits
        	Signatures

Index to Exhibits Included in Part C

Appendix A:  Agreement and Plan of Reorganization






                      HLM INTERNATIONAL EQUITY PORTFOLIO

                                 A Series of
                            AMT CAPITAL FUND, INC.
                         600 Fifth Avenue, 26th Floor
                           New York, New York 10020

                      COMBINED PROSPECTUS/PROXY STATEMENT

                    Special Meeting of Shareholders to be
                           held on October 30, 1996.

                         _________________________

                     INTRODUCTION AND VOTING INFORMATION

--------------------------------------------------------------------------------
Special Meeting: Voting of Proxies: Adjournment

     This Combined Prospectus/Proxy Statement is being furnished to the shareholders of the Current Portfolio in connection with the solicitation by the Board of Directors of AMT Fund of proxies to be voted at a Special Meeting of Shareholders of the Current Portfolio to be held on October 30, 1996 at 10:00 a.m. Eastern time, at the offices of AMT Fund on the 26th floor, located at 600 Fifth Avenue, New York, New York 10020 and at any adjournment(s) thereof. The purpose of the Meeting is to approve or disapprove the Reorganization Plan by and between AMT Fund, on behalf of the Current Portfolio, and HL Fund, on behalf of the newly-formed Successor Portfolio, providing for the transfer of all of the assets, subject to all of the liabilities, of Current Portfolio to the Successor Portfolio in exchange for Successor Shares, and the distribution of such Successor Shares to the shareholders of Current Portfolio in complete liquidation of the Current Portfolio, as fully described hereafter in this Combined Prospectus/Proxy Statement; and to consider and act upon any other matters that may properly come before the meeting and any adjournments thereof.

    Record holders of shares of common stock of the Current Portfolio at the close of business on October 1, 1996, the record date, will be entitled to one vote per share and proportionate fractional votes for fractional shares on all business to be presented at the Meeting. On the record date, 17,486,244 shares of common stock of the Current Portfolio were outstanding and entitled to be voted at the meeting. As of the record date there were six 5% beneficial shareholders. The Bank of New York ("BNY"), as nominee, is the rcord holder of 2,441,060 (14.0%); The Children's Hospital of Philadelphia ("Children's") is the record holder of 2,204,697 shares (12.6%); the Principia Corporation ("Principia") is the record holder of 1,332,627 shares (7.6%); Public Welfare Foundation Inc. ("Public") is the record holder of 1,218,889 (7.0%); State Street Bank & Trust Co. ("State Street"), trustee for Turlock Irrigation District, is the record holder of 1,097,045 shares (6.3%); and The Hillman Foundation Inc. ("Hillman") is the record holder of 913,432 shares (5.2%). BNY. Children's, Principia, Public, State Street, and Hillman, may each be deemed control persons of the Current Portfolio. The Adress of BNY is Mutual Fund/ Reorg. Dept., P.O. Box 1066, Wall Street Station, New York, NY 10268. The address of Children's is 34th and Civic Center Blvd., Philadelphia, PA 19104. The address of Principia is 13201 Clayton Road, St. Louis, Missouri 63131-1099. The address of Public is 2600 Virginia Ave., NW, Suite 505, Washington, DC 20037-1977. The adress of State Street is P.O. Box 949, Turlock, CA 95381. The address of Hillman is 2000 Grant Building, Pittsburg, PA 15219.

The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choices specified thereon. Shareholders may telephone, mail, facsimile or use other similar communication methods to vote their shares. If no choice is specified with respect to a proposal, the proxy will be voted in favor of the proposal being considered, and, in the discretion of the proxies named in the proxy card, on any other matter properly brought before the Meeting. The representation in person or by proxy of a majority of the outstanding shares of Current Portfolio is necessary to constitute a quorum for voting on the proposals herein. If a quorum is present at the meeting, the approval of the Reorganization Plan will require the affirmative vote of at least a majority of the outstanding shares of the Current Portfolio. In the event that a quorum is present at the meeting but sufficient votes to approve a proposal are not received, or if a quorum is not present, an affirmative vote of the majority of shares represented at the meeting for adjournment will cause the meeting to be adjourned to permit the further solicitation of proxies. Such solicitation may be made by mail, telephone, facsimile and other similar means. Such solicitations may be conducted by, among others, officers and employees of the Fund, AMT Capital Services, Inc. and Harding, Loevner Management, L.P. ("HLM") (collectively referred to as the "Solicitors"). The cost of such solicitation, if any, will be nominal.

As the meeting date approaches, certain shareholders of the Current Portfolio may receive calls from the Solicitors if the AMT Fund has not yet received their votes. Authorization to permit the Solicitors to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Current Portfolio. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the AMT Fund believes that these procedures are reasonable designed to ensure that the identity of the shareholders casting the vote is accurately determined and the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the Solicitors are required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as the corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to the Solicitors by the AMT Fund, the Solicitors have the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Solicitors, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than read any recommendations set forth in the proxy statement. The Solicitors will record the shareholder's instructions on the card. Within 72 hours, the Solicitors will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call the Solicitors immediately if the shareholder's instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Special Meeting of Shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the AMT Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

For purposes of establishing a quorum, abstentions and broker non-votes will be treated as shares that are present. Broker "non-votes" are proxies received by the Current Portfolio from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote on a particular matter. Abstentions and broker "non-votes" are equivalent to a vote against the proposals.

The Reorganization Plan provides that the expenses of the Reorganization including the costs and expenses incurred in the preparation and mailing of the notice, this Combined Prospectus/Proxy Statement and the proxy, and solicitation of proxies and the legal expenses of the Reorganization will be borne by HLM.

The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy. Signing, faxing, voting by telephone or mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

    This Proxy Statement, the Notice of Special Meeting of Shareholders and the form of proxy are being first mailed to shareholders on or about October 14, 1996.

The Board of Directors of AMT Fund has unanimously approved, and recommends that shareholders vote FOR, Proposal 1, Approval of the Agreement and Plan of Reorganization and the transactions contemplated thereby described below.








                                SYNOPSIS

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement, the prospectuses of AMT Fund and HL Fund, and the Reorganization Plan. AMT Fund shareholders should read this entire Combined Prospectus/Proxy Statement carefully.

PROPOSAL 1:
APPROVAL OF THE PROPOSED AGREEMENT AND PLAN OF REORGANIZATION AND THE TRANSACTIONS CONTEMPLATED THEREBY.


The Proposed Reorganization

Current Portfolio shareholders will be asked at the Meeting to vote upon and approve the Reorganization Plan. The Reorganization Plan is set forth in Appendix A to this Combined Prospectus/Proxy Statement. Pursuant to the Reorganization Plan, the Current Portfolio, a series of AMT Fund, would effectively be reorganized into the shares of the newly-formed Successor Portfolio, a series of HL Fund. The Reorganization Plan sets forth the terms and conditions under which the proposed transactions contemplated by the Reorganization are to be consummated. The Board of Directors of AMT Fund, including the "non-interested persons" of AMT Fund, as that term is defined in
Section 2(a)(19) of the 1940 Act (the "AMT Fund Independent Directors"), and the Board of Directors of HL Fund including the "non-interested persons" of HL Fund, as that term is defined in Section 2 (a)(19) of the 1940 Act (the "HL Fund Independent Directors"), have unanimously approved the Reorganization Plan.

    The consummation of the transactions contemplated by the proposed Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which conditions may be waived by AMT Fund (see "The Proposed Reorganization-- Agreement and Plan of Reorganization" under Proposal 1 below). Among the significant conditions (which may not be waived) are (i) the receipt by AMT Fund and HL Fund of an opinion of counsel as to certain Federal income tax aspects of the Reorganization (see "The Proposed Reorganization--Federal Income Tax Consequences of the Proposed Reorganization" under Proposal 1, below) and (ii) the approval of the Reorganization Plan by the affirmative vote of the holders of at least a Majority of the outstanding shares of the Current Portfolio. The Reorganization Plan provides for the acquisition of all of the assets of the Current Portfolio by the Successor Portfolio in exchange for Successor Shares and the assumption by Successor Portfolio of all of the liabilities of the Current Portfolio. The Successor Shares then would be distributed to the Current Portfolio shareholders at a rate of one IEP Share (or fraction thereof) for each Current Portfolio share (or fraction thereof) held. The aggregate net asset value of a IEP Share received by an Current Portfolio shareholder would be equal to the aggregate net asset value of a share of the Current Portfolio immediately prior to the closing of the Reorganization. The Reorganization is anticipated to occur on October 31, 1996, or such later date as the parties may agree (the "Reorganization Closing Date").

For the reasons set forth below under "The Proposed Reorganization--Reasons for the Proposed Reorganization" under "Proposal 1", AMT Fund's Board, including all of the Independent Directors, has unanimously concluded that the Reorganization would be in the best interest of the Current Portfolio and its shareholders and that the interests of the existing Current Portfolio shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. AMT Fund's Board, therefore, has submitted the Reorganization Plan effecting the Reorganization for approval by the Current Portfolio shareholders at the Meeting, and recommends the approval of the Reorganization Plan.

Costs and Expenses of the Reorganization

The Reorganization Plan provides that HLM will bear all the costs and expenses of the Reorganization of the Current Portfolio, including professional fees and the costs of the Meeting, such as the costs and expenses incurred in the preparation and mailing of the notice, this Combined Prospectus/Proxy Statement, and the solicitation of proxies, which may include reimbursement to broker-dealers and others who forward proxy materials to their clients. Such costs and expenses to be paid by HLM will not result in an increase in management or distribution fees payable by the Current Portfolio or the Successor Portfolio (see "Advisory and Distribution Fees and Expenses" below).

Continuation of Shareholder Accounts

As a result of the proposed transactions contemplated by the Reorganization, each Current Portfolio shareholder will cease to be a shareholder of the Current Portfolio and, as described below, will receive Successor Shares at the rate of one IEP Share (or fraction thereof) for each Current Portfolio share (or fraction thereof) held on the Reorganization Closing Date, and the Successor Shares will have an aggregate net asset value equal to the aggregate net asset value of such shareholder's Current Portfolio shares as of the close of business on the Reorganization Closing Date.

The Successor Portfolio will establish accounts for all Current Portfolio shareholders containing the appropriate number of Successor Shares. Receipt of Successor Shares by an Current Portfolio shareholder will be deemed to authorize the Successor Portfolio and its agents to establish for the Current Portfolio shareholder, with respect to the Successor Portfolio, all of the same (i) account options, including telephone redemptions, if any, (ii) dividend and distribution options, and (iii) options for payment that Current Portfolio shareholders had elected previously with respect to the Current Portfolio. Similarly, no further action will be necessary in order to continue any retirement plan currently maintained by a Current Portfolio shareholder, with respect to Successor Shares.

No fees will be imposed in connection with the issuance of Successor Shares to the Current Portfolio shareholders pursuant to the Reorganization.

Forms of Organization of AMT Fund and HL Fund

Current Portfolio is an investment portfolio of AMT Fund, a Maryland corporation and an open-end management investment company registered under the 1940 Act. The operations of AMT Fund and the Current Portfolio are governed by the Articles of Incorporation and the By-Laws of AMT Fund, and by Maryland Law, as applicable.

The Successor Portfolio is a series of HL Fund, a Maryland corporation organized on July 31, 1996, and an open-end management investment company registered under the 1940 Act. In addition, HL Fund has three other series: the Global Equity Portfolio, the Emerging Markets Portfolio, and the Multi-Asset Global Portfolio. The operations of the HL Fund and of the Successor Portfolio are governed by the Articles of Incorporation and the By-Laws of HL Fund, and by Maryland Law, as applicable.

The AMT Fund (including the Current Portfolio) and HL Fund (including the Successor Portfolio) are also subject to the provisions of the 1940 Act, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder.

Operation of the Successor Portfolio Following the Reorganization

Upon consummation of the Reorganization, Successor Portfolio will operate in a manner that is substantially similar to the current operation of the Current Portfolio. The Successor Portfolio will be governed by the Board of Directors and officers of HL Fund. Background information with respect to HL Fund's directors and officers is set forth in Successor Portfolio's statement of additional information, which is available upon request from AMT Capital Services. The responsibilities, powers, and fiduciary duties of the directors of HL Fund are substantially similar to those of the directors of AMT Fund.
HL Fund's directors supervise the business affairs and investments of the Successor Portfolio, which will be managed on a daily basis by HLM who will have the same investment management discretion and decision-making authority over the new Successor Portfolio as it exercised over the Current Portfolio. AMT Capital Services Inc. ("AMT Capital Services") will serve as administrator and distributor to the Successor Portfolio. The investment objective, policies, and restrictions of the Successor Portfolio will be substantially similar to those of the Current Portfolio.

Purchases of Successor Shares

The Successor Shares have rights that are substantially similar to the shares currently offered by Current Portfolio. For information regarding the terms under which shares of the Successor Portfolio are offered and applicable distribution charges, see "Purchase of Shares" in the preliminary prospectus of the Successor Portfolio.

The Successor Portfolio will have AMT Capital Services serve as the distributor pursuant to a Distribution Agreement (the "Distribution Agreement") with HL Fund. The Distribution Agreement between HL Fund and AMT Capital Services is substantially similar to the distribution agreement between AMT Capital Services and the AMT Fund.

Redemptions

Successor Portfolio offers the same redemption rights and privileges currently offered by the Current Portfolio, and such rights and privileges are subject to the same restrictions and procedures currently prescribed by the Current Portfolio. For information regarding redemption of Successor Portfolio shares, see "Redemption of Shares" in the preliminary prospectus of the Successor Portfolio.

Exchanges

Shares of the Successor Portfolio may be exchanged for shares of another portfolio in the HL Fund based on the respective net asset values of the shares involved in the exchange, assuming that shareholders wishing to exchange shares reside in states where these mutual funds are qualified for sale. The IEP's Portfolio minimum amounts of $100,000 would still apply. An exchange order is treated the same as a redemption followed by a purchase.

Dividends and Distributions

The Successor Portfolio, similar to the Current Portfolio, will declare and pay a dividend from its net investment income on an annual basis. The Successor Portfolio will distribute its realized net short-term capital gains (i.e. with respect to assets held one year or less) and net long-term capital gains (i.e. with respect to assets held more than one year) at least annually by automatically reinvesting (unless a shareholder has elected to receive cash) such short-term or long-term capital gains in additional shares of the Successor Portfolio at the net asset value on the ex-date of the distribution.

Advisory and Distribution Fees and Expenses

HLM, the current investment adviser to the Current Portfolio, will serve as investment adviser to the Successor Portfolio, subject to the approval of the Reorganization by Current Portfolio shareholders. HLM's current Investment Advisory Agreement with the Current Portfolio is substantially similar to HLM's Investment Advisory Agreement with the Successor Portfolio.

As described below under Proposal 1, the respective terms of the new Investment Advisory Agreement and Distribution Agreement with respect to the Successor Portfolio are substantially similar to those of the current Investment Advisory Agreement and current Distribution Agreement for the Current Portfolio. Accordingly, the aggregate contractual rates payable by the Successor Portfolio for investment advisory services and distribution services will remain the same under the new Investment Advisory Agreement and Distribution Agreement, respectively.

Investment Objective and Policies

Upon consummation of the Reorganization, the investment objective, policies and restrictions of the Successor Portfolio will be substantially similar to those of the Current Portfolio. Accordingly, the objective of the Successor Portfolio is to seek long-term capital appreciation through investments in equity securities of companies based outside the United States. The investment objective of the Successor Portfolio is a fundamental policy and may not be changed without the approval of vote of at least a 1940 Act Majority of the outstanding voting securities of the Successor Portfolio. As defined in the Investment Act of 1940 (the "1940 Act"), the term "majority of the outstanding voting securities" means the vote of the lesser of (i) 67% of the voting shares of the Current Portfolio present in person or by proxy at a meeting where more than 50% of the outstanding voting shares are present in person or by proxy; or (ii) more than 50% of the outstanding voting shares of the Fund (a "1940 Act Majority"). The investment objective, policies, and restrictions of the Successor Portfolio and the investment risks are described under "Investment Policies" in the preliminary prospectus of the Successor Portfolio and under "Investment Restrictions" in the preliminary statement of additional information of the Successor Portfolio.

Federal Income Tax Consequences of the Proposed Reorganization

The Successor Portfolio and the Current Portfolio will receive, as a condition to the Reorganization, an opinion from Dechert Price & Rhoads, counsel to the Successor Portfolio, to the effect that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss generally will be recognized by the Successor Portfolio, the Current Portfolio or their respective shareholders. For additional information regarding the federal income tax consequences of the Proposed Reorganization, see "The Proposed Reorganization--Federal Income Tax Considerations of the Proposed Reorganization" under Proposal 1, below.

PRINCIPAL RISK FACTORS

Because the investment objective, policies, and restrictions of the Successor Portfolio are substantially similar to those of the Current Portfolio, the risks associated with the particular investment policies and strategies that the Successor Portfolio and the Current Portfolio are authorized to employ also are substantially similar. Investment in the Successor Portfolio involves risks not associated with investments in securities issued by United States entities and there is no assurance that the Successor Portfolio will achieve its investment objective. For additional information regarding the principal risk factors of investing in the Successor Portfolio, see "Risks Associated with the Fund's Investment Policies and Investment Techniques" in the preliminary prospectus of the Successor Portfolio.


                                  PROPOSAL 1
    APPROVAL OF THE PROPOSED AGREEMENT AND PLAN OF REORGANIZATION AND THE
                      TRANSACTIONS CONTEMPLATED THEREBY.

On May 30, 1996, the Board of Directors of AMT Fund, including all of the Independent Directors, approved the Reorganization Plan, subject to approval by the shareholders of Current Portfolio. The Reorganization Plan provides for (a) the transfer of all of the assets and liabilities of the Current Portfolio to the Successor Portfolio, subject to all of the liabilities of Successor Shares, in exchange solely for Successor Shares, and (b) the distribution by the Current Portfolio to its shareholders of Successor Shares in complete liquidation of the Current Portfolio.

As a result of the Reorganization, each shareholder of the Current Portfolio will become a shareholder of the Successor Portfolio and will hold, immediately after the Reorganization Closing Date, the same number of Successor Shares that such shareholder held in the Current Portfolio immediately before the Reorganization Closing Date. The investment objective, policies, restrictions, risk factors, and investment approach of the Successor Portfolio will be substantially similar to those of the Current Portfolio. The terms of the new Investment Advisory Agreement are substantially similar to the current Investment Advisory Agreement. Under the new Investment Advisory Agreement,
HLM will serve as investment adviser of the Successor Portfolio and will have the same investment management discretion and decision-making authority over the Successor Portfolio as it currently exercises over the Current Portfolio.

HL Fund is a registered investment company, organized as a corporation under the laws of Maryland in 1996, with its principal place of business at 600 Fifth Avenue, 26th floor, New York, New York 10020. HL Fund offers four portfolios, the Successor Portfolio, the Emerging Markets Portfolio, the Global Equity Portfolio, and the Multi-Asset Global Portfolio, of which only the Successor Portfolio is involved in the Reorganization. In the event that shareholders of Current Portfolio do not approve the Reorganization Plan, the Directors of AMT Fund will consider the alternatives available to them.

A copy of the Reorganization Plan is attached to this Combined
Prospectus/Proxy Statement as Appendix A, and the description of the Reorganization Plan herein is qualified in its entirety by reference to Appendix A.

Reasons for the Proposed Reorganization

Continuity of Investment Management. HLM has served as investment adviser to Current Portfolio (and sub-adviser when the Current Portfolio was formerly the International Equity Portfolio of AMT Fund) since its inception in May, 1994, and has been primarily responsible for the day-to-day investment management of the Current Portfolio and thus responsible for its current track record.

In light of the recent decision by the Directors of the AMT Fund to seek alternative investment opportunities for its current shareholders, the Reorganization allows current shareholders to continue to access the investment management expertise of HLM. Consequently, the transition of HLM from advising the Current Portfolio to advising the Successor Portfolio will be uninterrupted.

Constant Investment Advisory Fees. Under the current Investment Advisory Agreement between AMT Fund and HLM, the Current Portfolio pays HLM a monthly fee at the annual rate of 0.75% of the average daily net assets of the Current Portfolio. Under the new Investment Advisory Agreement between HL Fund and HLM the Successor Portfolio will pay HLM a monthly fee at the annual rate of 0.75% of the average daily net assets of the Successor Portfolio.

HLM has voluntarily agreed to reimburse the Current Portfolio for "Total Fund Operating Expenses," in excess of 1.00% of its average net assets. HLM has similarly voluntarily agreed to reimburse the Successor Portfolio for "Total Fund Operating Expenses," in excess of 1.00% of its average net assets. As a result and until further notice from HLM, the total expense ratio of the Successor Portfolio will not be greater than that of the Current Portfolio for its most recent fiscal year.

The following table and example provide a comparison of the annual operating expenses (as a percentage of average net assets) the Current Portfolio currently pays and the estimated amounts the Successor Portfolio would pay following consummation of the Reorganization:


                         Comparative Expense Table


Annual Fund Operating Expenses

                                 Current Portfolio 	     Successor Portfolio

                                 Existing Expense         Estimated Expense

Investment Advisory Fees 0.7          0.75%                    0.75%

Other Expenses-
including Administration Fees
(after reimbursement)                 0.25% (a)                0.25% (a)

Total Operating Expenses (after
reimbursement)                        1.00% (a)                1.00% (a)

    (a) This amount reflects voluntary expense reimbursements as explained hereinafter. Absent these voluntary expense reimbursements, the ratio of "Other Expenses" to average net assets would have been 1.12% for the Current Portfolio (of which 0.37% is "other expenses"), and is estimated to be 1.12% for the Successor Portfolio.


Example

You would pay the following expenses on a $1,000 investment in each of the Current Portfolio and the Successor Portfolio, assuming (1) 5% annual return and (2) redemption at the end of each time period.


                       	1 Year	     3 Years	     5 Years	        10 Years

Current Portfolio	       $10	         $32	         $55	            $122

Successor Portfolio     	$10	         $32	         $55	            $122

These examples should not be considered a representation of future expenses or performance. Actual operating expenses and annual returns may be greater or less than those shown.

Federal Income Tax Consequences of the Proposed Reorganization. The Current Portfolio and AMT Fund will receive, as a condition to the Reorganization, an opinion from Dechert Price & Rhoads, counsel to the Successor Portfolio, to the effect that, based on the facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the Successor Portfolio of substantially all of the assets of the Current Portfolio in exchange solely for Successor Shares and the assumption by the Successor Portfolio of the liabilities of the Current Portfolio, followed by the distribution of such Successor Shares to the Current Portfolio shareholders in exchange for their shares of the Current Portfolio in complete liquidation of the Current Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and the Successor Portfolio and the Current Portfolio will each be "a party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized to the Current Portfolio upon the transfer of substantially all of its assets to the Successor Portfolio in exchange solely for Successor Shares and the assumption by the Successor Portfolio of the liabilities of the Current Portfolio, or upon the distribution to the target shareholders of such Successor Shares;
(iii) the basis of the assets of the Current Portfolio in the hands of the Successor Portfolio will be, in each instance, the same as the basis of those assets in the hands of the Current Portfolio immediately prior to the Reorganization; (iv) the holding period of the assets of the Current Portfolio in the hands of the Successor Portfolio will include the period during which the assets were held by the Current Portfolio; (v) no gain or loss will be recognized by the Successor Portfolio upon the receipt of the assets of the Current Portfolio in exchange for Successor Shares; (vi) no gain or loss will be recognized by the shareholders of the Current Portfolio upon the receipt of Successor Shares solely in exchange for their shares of the Current Portfolio;
(vii) the basis of the Successor Shares received by the shareholders of the Current Portfolio will be the same as the basis of the shares of the Current Portfolio surrendered in exchange therefor; and (viii) the holding period of the Successor Shares received by the shareholders of the Current Portfolio will include the holding period of the shares of the Current Portfolio surrendered in exchange therefore, provided that on the date of the exchange the shares of the Current Portfolio were held as capital assets in the hands of the shareholders of the Current Portfolio.

The foregoing is only intended to be a summary of the principal federal income tax consequences of the Reorganization and should not be considered tax advice. In addition, while it is believed that the foregoing is correct, it is not certain that the U.S. Internal Revenue Service will agree with the conclusions stated above. Shareholders of the Current Portfolio may wish to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to the shareholders of the Current Portfolio.

Pro Forma Capitalization and Ratios. The following table shows the capitalization of the Current Portfolio and the Successor Portfolio separately as of August 31, 1996 (unaudited), and combined in the aggregate on a pro forma basis (unaudited), as of that date giving effect to the Reorganization:



                   Current Portfolio    Successor Portfolio   Pro Forma
Combined
Net Assets:          $150,001,765              $0             $150,001,765
NetAssetValue
("NAV")
  Per Share:         $11.91                    $0             $11.91
Shares Outstanding		 12,595,908  		             0	            12,595,908



The following table shows the ratio of expenses to average net assets and the ratio of net investment income to average net assets of the Current Portfolio and the Successor Portfolio separately for the year ended August 31, 1996 (unaudited), and combined in the aggregate on a pro forma basis (unaudited), as of that date, giving effect to the Reorganization:



                Current Portfolio    Successor Portfolio    Pro Forma
Combined
Ratio of
Expenses to
Average Net
Assets             1.00%(a)                  0%                  1.00%(a)
Ratio of Net
Investment
Income to
Average Net
Assets             2.21%                     0%                  2.21%


    (a) This amount reflects voluntary expense reimbursements as explained hereinafter. Absent these voluntary expense reimbursements, the ratio of "Other Expenses" to average net assets would have been 1.12% for the Current Portfolio (of which 0.37% is "other expenses"), and is estimated to be 1.12% for the Successor Portfolio.



Summation. Based upon the foregoing, AMT Fund's Board of Directors has determined that the Reorganization is in the best interests of the shareholders of the Current Portfolio, and has determined further that the interests of the shareholders will not be diluted as a result of the Reorganization.

In reaching this conclusion, the Board of Directors of AMT Fund considered many factors, including without limitation the following: the compatibility of the investment objective, policies and restrictions of the Successor Portfolio to the Current Portfolio; the advantages of continued access to HLM's investment management skills; the capabilities and resources of the other proposed service providers in the areas of administration, fund accounting, transfer agency, custody, marketing and shareholder servicing, as applicable; the expense ratios and available information regarding the fees and expenses of the Current Portfolio and the Successor Portfolio as well as similar funds; the terms and conditions of the Reorganization and whether the
Reorganization would result in a dilution of shareholder interests; costs to be incurred by the Current Portfolio and the Successor Portfolio in connection with the Reorganization; tax consequences of the Reorganization; the commitment of HLM and its affiliates to maintain and enhance the business of the Successor Portfolio for the benefit of shareholders of the Successor Portfolio, including former shareholders of the Current Portfolio; and possible alternatives to the Reorganization, including the liquidation of the Current Portfolio.

Description of HL Fund and the Successor Portfolio

The HL Fund, an open-end registered investment company, was incorporated in the state of Maryland on July 31, 1996. The HL Fund and the Successor Portfolio were organized specifically for the purpose of effectuating the Reorganization of the Current Portfolio. Prior to the Reorganization Closing Date, the Successor Portfolio will have no assets (other than a nominal investment by David R. Loevner, as the sole initial shareholder of the Successor Portfolio) and no liabilities. The investment objective, policies, restrictions, risk factors, and investment approach of Successor Portfolio will be substantially similar to those of the Current Portfolio at the Reorganization Closing Date. The Successor Portfolio will be advised by HLM. AMT Capital Services will serve as the administrator and distributor to the Successor Portfolio.

The manner in which Successor Shares are distributed and the distribution system will be substantially similar for the Current Portfolio. In addition, dividends on Successor Shares are anticipated to be declared and paid on the same basis and at the same times as dividends are paid to shareholders of the Current Portfolio. Further, all rights, privileges and obligations of shareholders existing immediately prior to the reorganization are substantially similar in all material respects to those which shareholders will be entitled as shareholders of the Successor Portfolio.

Description of Investment Adviser

HLM, established in 1989, is a registered investment adviser that specializes in global investment management for private investors and institutions. HLM currently has approximately $1 billion in assets under management. HLM is located at 50 Division Street, Suite 401, Somerville, NJ 08876. HLM manages assets for several other registered investment companies.

Subject to the direction and authority of the Fund's Board of Directors, HLM provides investment advisory services to the Current Portfolio pursuant to the Investment Advisory Agreement dated June 13, 1995. Under the Investment Advisory Agreement, HLM is responsible for providing investment research and advice, determining which portfolio securities shall be purchased or sold by the Current Portfolio, purchasing and selling securities on behalf of the Current Portfolio and determining how voting and other rights with respect to the portfolio securities of the Current Portfolio are exercised in accordance with Current Portfolio's investment objective, policies, and restrictions. HLM also provides office space, equipment, and personnel necessary to manage the Current Portfolio.

HLM would provide such investment management services to the Successor Portfolio as it currently provides to the Current Portfolio if Current Portfolio shareholders vote to approve the Reorganization.




Description of Administrator

AMT Capital Services will serve as the administrator to the Successor Portfolio pursuant to an Administration Agreement with HL Fund, on behalf of the Successor Portfolio, which is substantially similar in all material respects to the current Administration Agreement AMT Capital Services has with the Current Portfolio.

AMT Capital Services will provide administrative services to, and assist in managing and supervising all aspects of, the general day-to-day business activities and operations of the Successor Portfolio other than investment advisory activities, including oversight of custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

AMT Capital Services presently performs such administrative services as administrator responsible for managing all aspects of the Current Portfolio's operations. As administrator to the Current Portfolio, it focuses on selecting, managing, and replacing, if necessary, the other service providers to secure the best services at the best prices available on the market.

Founded in early 1992, AMT Capital Services is a registered broker-dealer whose senior managers are former officers of Morgan Stanley and The Vanguard Group, where they were responsible for the administration and distribution of The Pierpont Funds, a $5 billion fund complex now owned by J.P. Morgan, and the private label administration group of Vanguard, which administered over $10 billion in assets in the aggregate for 45 portfolios.

Description of Distributor and Distribution Arrangements

AMT Capital Services will also serve as the distributor to the Successor Portfolio under the Distribution Agreement with HL Fund. HL Fund's Distribution Agreement relating to the Successor Shares is substantially similar in all material respects to AMT Fund's Distribution Agreement currently in place for the Current Portfolio.

Comparative Information on Shareholder Rights

General. AMT Fund and HL Fund are both Maryland corporations. AMT Fund is an open-end registered investment company governed by its Articles of Incorporation dated August 3, 1993, as amended and restated, its By-Laws and applicable Maryland law. HL Fund is governed by its Articles of Incorporation dated July 31, 1996, its By-Laws, and applicable Maryland law. The business and affairs of each of the Current Portfolio and the Successor Portfolio are managed under the direction of their respective Boards of Directors.

Shares. The number of authorized shares of common stock of the AMT Fund and the HL Fund are Two Billion Five Hundred Million (2,500,000,000). Under the Articles of Incorporation of both the HL Fund and AMT Fund the Board of Directors may, without shareholder approval, provide for the issuance of additional sub-classes of Common Stock of a particular class or portfolio with such preferences, conversions or other rights and characteristics as shall be determined by resolution of the Board of Directors.

The distribution system for the Successor Shares will be substantially similar to that currently in place for the HLM Shares.

Management of the Affairs of HL Fund. HL Fund and AMT Fund may suspend redemptions in such manner as may be approved from time to time by or pursuant to the discretion of the Board of Directors during any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closing, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the applicable Fund of securities owned by such class is not reasonably practicable or it is not reasonably practicable for the applicable Fund fairly to determine the value for the net assets of such class, or (iv) during any other period when the Securities and Exchange Commission (or any succeeding governmental authority) may for the protection of security holders of the applicable Fund by order permit suspension of the right of redemption or postponement of the date of payment on redemption.

Shareholder Meetings. Neither AMT Fund nor HL Fund is required to hold annual meetings of shareholders, but are required to hold meetings of shareholders for purposes of voting on certain matters as required under the 1940 Act.

Liability and Indemnification of Directors and Officers. Both AMT Fund and HL Fund provide for the indemnification of their directors and officers to the full extent permitted by Maryland General Corporation Law.

The foregoing is only a summary of certain characteristics of the operations of AMT Fund and HL Fund, their Articles of Incorporation, By-Laws and Maryland law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of Maryland law directly for a more thorough description.

Comparative Information on Investment Advisory Agreements

    The duties and obligations of the investment adviser outlined under the current and new Investment Advisory Agreements are substantially similar. The new Investment Advisory Agreement was approved by the Board of Directors of the HL Fund, including a majority of HL Fund's Independent Directors on October 14, 1996 on behalf of the Successor Portfolio, and by the sole shareholder of the Successor Portfolio on October 14, 1996. The new Investment Advisory Agreement will continue until October 14, 1998 and from year to year thereafter provided that such continuance is specifically approved at least annually in the same manner as the current Investment Advisory Agreement. The new Investment Advisory Agreement, substantially similar to the current Investment Advisory agreement, is terminable at any time without penalty by a majority of HL Fund's Independent Directors or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the Successor Portfolio on 60 days' written notice to HLM and by HLM on 60 days' written notice to the HL Fund.

THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1 AND ANY UNMARKED PROXIES WILL BE SO VOTED.

Additional Information About Harding, Loevner Funds, Inc. and the International Equit Portfolio.



    Additional information about International Equity Portfolio is included in the preliminary prospectus of the HL Fund dated August 1, 1996 (the "Successor Portfolio Prospectus"). A copy of the Successor Portfolio Prospectus included with this Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference. Additional copies may be obtained without charge by contacting AMT Capital Services at 600 Fifth Avenue, 26th floor, New York, New York 10020 or by telephoning AMT Capital Services at 1-800-762-4848. A final copy of the prospectus of the International Equity Portfolio will be provided to shareholders after it is filed with the Commission. Further information about HL Fund is included in the preliminary statement of additional information for the Successor Portfolio ("Preliminary SAI") dated August 1, 1996. The Preliminary SAI, included with this Combined Prospectus/Proxy Statement, has been filed with the Commission and is incorporated by reference herein. Additional copies of the Preliminary SAI may be obtained without charge by contacting AMT Capital Services at 600 Fifth Avenue, 26th floor, New York,
New York 10020 or by telephoning AMT Capital Services at 1-800-762-4848.

Additional Information About AMT Capital Fund, Inc. and the HLM International Equity Portfolio

    Additional information about HLM International Equity Portfolio is included in the current prospectus of the AMT Fund and statement of additional i nformation each dated March 6, 1996. A copy of the AMT Fund prospectus is included with this Combined Prospectus/Proxy Statement and is incorporated by reference. Additional copies of The AMT Fund Prospectus may be obtained without charge by contacting AMT Capital Services at 600 Fifth Avenue, 26th floor, New York, New York 10020 or by telephoning AMT Capital Services at 1-800-762-4848. Further information about AMT Fund is included in the statement of additional information of the AMt Fund, dated March 6, 1996, relating to the proposed transactions and other actions described in this Combined Prospectus/Proxy Statement, including financial statements, and has been filed with the Commission and is incorporated by reference herein. This statement of additional information is included with this Combined Prospectus/Proxy Statement and additional copies of this document may be obtained without charge by contacting AMT Capital Services at 600 Fifth Avenue, 26th floor, New York, New York 10020 or by telephoning AMT Capital Services at 1-800-762-4848.

Miscellaneous

Available Information

HL Fund and AMT Fund are each registered under the 1940 Act and are subject to the informational requirements of the 1940 Act and, in accordance therewith, each files reports, proxy materials, and other information with the Commission. Such reports, proxy materials and other information may be inspected at the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material also may be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

Legal Matters

Certain legal matters in connection with the issuance of the shares of the Successor Portfolio will be passed upon by Dechert Price & Rhoads, 477 Madison Avenue, New York, New York 10022. Dechert Price & Rhoads will render an opinion as to certain Federal income tax consequences of the Reorganization.

Financial Statements and Experts

    The audited financial statements of the AMT Fund included in the statement of additional information related to this Combined Prospectus/Proxy Statement (the "SAI") have been audited by Ernst & Young LLP, independent auditors, for the period indicated in the report of independent auditors thereon which appears in the SAI. Additional copies of these financial statements, as included in the SAI, may be obtained without charge by contacting AMT Capital Services, Inc. at 600 Fifth Avenue, 26th floor, New York, New York 10020 or by telephoning AMT Capital Services at 1-800-762-4848. Also, included are copies of the AMT Fund's Semi-Annual Report for the period ended June 30, 1996 which have not been audited. There are no financial statements for the Successor Portfolio since it has not yet commenced operations.


                                	OTHER BUSINESS

The Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies will be voted in accordance with the judgment of the Board of Directors.

Proposals for Future Meetings

As a Maryland corporation, HL Fund is not required to hold annual Shareholder meetings in any year in which no meeting is required under the 1940 Act. Consequently, HL Fund does not intend to hold annual shareholder meetings each year, but meetings may be called by the Directors from time to time. Proposals of shareholders that are intended to be presented at a future shareholder meeting must be received by HL Fund by a reasonable time prior to HL Fund's mailing of information statements relating to such meeting.


                                         			By Order of the Board of Directors

                                     							William E. Vastardis, Secretary




                      HLM International Equity Portfolio

                                 A Series of
                          AMT Capital Fund, Inc.


PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
DATE: October 30, 1996


  	THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF AMT Capital Fund, Inc.
("AMT Fund") for use at a special meeting of the shareholders of HLM
International Equity Portfolio ("Current Portfolio") a series of AMT Fund, which meeting will be held at 10:00 a.m. at the offices of AMT Fund located on the
26th floor at 600 Fifth Avenue New  York, New York 10020, and any adjournments thereof (the "Meeting").

  	The undersigned shareholder of Current Portfolio, revoking any and all previous proxies heretofore given for shares of Current Portfolio held by the undersigned ("Shares"), does hereby appoint Carla E. Dearing and William E. Vastardis, or any of them, with full power of substitution to each, to be the attorneys and proxies of the undersigned (the "Proxies"), to attend the Meeting of the shareholders of Current Portfolio, and to represent and direct the voting interest represented by the undersigned as of the record date for said Meeting for the Proposals specified below.

  	This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified below in the squares provided, the undersigned's vote will be cast "FOR" Proposal One.
In their discretion, the Proxies are authorized to transact and vote upon such other matters and business as may come before the meeting or any adjournments thereof.

Proposal One.	To approve the Agreement and Plan of Reorganization by and
              between AMT Fund, on behalf of its Current Portfolio, and Harding, Loevner Funds, Inc. ("HL Fund"), on behalf of its International Equity Portfolio (the "Successor Portfolio"), providing for the transfer of all of the assets, subject to all of the liabilities, of Current Portfolio in exchange for shares of the Successor Portfolio (the "Successor Shares"), and the distribution of such Successor Shares to the shareholders of Current Portfolio in complete liquidation of Current Portfolio.

              FOR [       ]      AGAINST  [      ]     ABSTAIN   [      ]

Proposal Two. To transact such other business as properly may come before the Meeting or any adjournment(s) thereof.

  		To avoid adjourning the Meeting to a subsequent date, please facsimile, telephone, or return this proxy in the enclosed self-addressed, postage-paid envelope.  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMT
FUND, WHICH RECOMMENDS A VOTE FOR PROPOSAL ONE.

                                      	        Dated: October 14, 1996


_________________________       					                ________________________
Beneficial Shareholder							                        Signature of Shareholder

_________________________                            ________________________
Number of Shares on Record Date						                Signature of Shareholder

This proxy may be revoked by the shareholder(s) at any time prior to the special meeting.

 NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, this signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, or guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.




                                  PART B






                    International Equity Portfolio

                               A Series of
                       Harding, Loevner Funds, Inc.
                       600 Fifth Avenue, 26th Floor
                       New York, New York 10020
                             (212) 332-5211

                            ________________

                 STATEMENT OF ADDITIONAL INFORMATION

    This statement of additional information is not a prospectus and should be read in conjunction with the Combined Prospectus/Proxy Statement dated
October 14, 1996 (the "Combined Prospectus/Proxy Statement"), for the special meeting of shareholders of the Current Portfolio, a series of AMT Fund, an open-end management investment company, to be held on October 30, 1996 (the "Meeting").

The Combined Prospectus/Proxy Statement describes certain transactions and other actions contemplated by the Reorganization Plan pursuant to which all of the assets of Current Portfolio, a series of AMT Fund would be acquired by Successor Portfolio, a portfolio of HL Fund, in exchange for shares of the Successor Portfolio and the assumption by the Successor Portfolio of all of the liabilities of the Current Portfolio. As described in the Combined Prospectus/Proxy Statement, Successor Portfolio has an investment objective and investment policies that are substantially similar to the Current Portfolio. The Combined Prospectus/Proxy Statement also describes a new Investment Advisory Agreement between Successor Portfolio and HL Fund and a new Distribution Agreement between the Successor Portfolio and AMT Capital Services, Inc. The shareholders of Current Portfolio are being requested to approve the Reorganization Plan and the transactions contemplated thereby at the Meeting.

Pro Forma financial statements are not presented herewith inasmuch as the Reorganization Plan does not involve a change in the net assets of Current Portfolio or the net asset value of Current Portfolio shares. Pursuant to the Reorganization Plan shares will be exchanged at the same net asset value, and the number of outstanding Successor Shares immediately following the Reorganization will be the same as the number of HLM Shares outstanding immediately prior to the Reorganization. The capitalization of the Successor Portfolio will be the same as the Current Portfolio and Successor Portfolio will report its financial highlights and per share data in the same form as Current Portfolio. The annual report of the Current Portfolio for its fiscal year ended December 31, 1995, which was filed in 1996 with the Securities and Exchange Commission electronically on Form N30B-2, and is incorporated by reference into this Statement of Additional Information.

The Combined Prospectus/Proxy Statement may be obtained without charge from AMT Capital Services, the Distributor for the Successor Portfolio at 600 Fifth Avenue, 26th floor, New York, New York 10020 or by telephoning AMT Capital Services at 800-762-4848. This statement of additional information contains additional and more detailed information about the operations and activities of AMT Fund and HL Fund and the operations and activities of Current Portfolio and Successor Portfolio.


The date of this statement of additional information is October 14, 1996.









                    STATEMENT OF ADDITIONAL INFORMATION

                           TABLE OF CONTENTS



Preliminary Statement of Additional Information of
Harding, Loevner Funds, Inc.
dated August 1, 1996

Current Statement of Additional Information of
Current Portfolio, a series of
AMT Capital Fund, Inc.
dated March 6, 1996

Current Semi-Annual Report (unaudited) of several series of AMT Capital Fund, Inc., including the Current Portfolio, dated June 30, 1996

Annual Report of several series of
AMT Capital Fund, Inc., including the
Current Portfolio, dated December 31, 1995








                                   PART C






                        HARDING, LOEVNER FUNDS, INC.
                       INTERNATIONAL EQUITY PORTFOLIO

                         PART C. OTHER INFORMATION


Item 15.	Indemnification

        	The Registrant shall indemnify directors, officers, employees and agents of the Registrant against judgments, fines, settlements and expenses to the fullest extent allowed, and in the manner provided, by applicable federal and Maryland law, including Section 17(h) and
         (i) of the Investment Company Act of 1940.

Item 16. Exhibits

         (1) Articles of Incorporation, dated July 31, 1996 (previously filed as Exhibit (1) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) and incorporated herein by reference.
         (2) By-laws (previously filed as Exhibit (2) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) and incorporated herein by reference.
         (3) Not Applicable.
         (4) Form of Agreement and Plan of Reorganization annexed hereto as Appendix A.
         (5) Not Applicable.
         (6) Form of Investment Advisory Agreement between the Registrant and Harding, Loevner Funds, Inc. filed herewith.
         (7) Form of Distribution Agreement between the Registrant and AMT Capital Services, Inc. filed herewith.
         (8) Not Applicable.
         (9) Form of Custodian Agreement between the Registrant and Investors Bank & Trust Company filed herewith.
         (10)  Not Applicable.
         (11)  Opinion and Consent of Dechert Price & Rhoads filed herewith.
         (12) Opinion of Dechert Price & Rhoads regarding certain tax matters and consequences to shareholders to be filed.
         (13)(a) Form of Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company filed herewith.
         13(b) Form of Administration Agreement between the Registrant and AMT Capital Services, Inc.
         (14) Consents of Ernst & Young LLP independent auditors for the Current Portfolio and the AMT Capital Fund, Inc. to be filed.
         (15) There are no financial statements omitted pursuant to Item
         14(a)(1).
         (16) Not applicable.

Item 17.	Undertakings

        	The Registrant shall indemnify directors, officers, employees and agents of the Registrant against judgments, fines, settlements and expenses to the fullest extent allowed, and in the manner provided, by applicable federal and Maryland law, including
         Section 17(h) and (i) of the Investment Company Act of 1940. In this regard, the Registrant undertakes to abide by the provisions of Investment Company Act Releases No. 11330 and 7221 until amended or superseded by subsequent interpretation of legislative or judicial action.

        	Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrawill, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                                    	SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Somerville and State of New Jersey on the 14th day of October, 1996.


                                           							HARDING, LOEVNER FUNDS, INC.

                                          						 	By:/s/ David R. Loevner
                                   							        David R. Loevner, President
                                      							     (Principal Executive,
                                                  Financial and Accounting
                                                  Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement had been signed below by the following persons in the capacities and on the dates indicated.


 	Signature				                      Title			           Date

  /s/ Eric P. Nachimovsky		         	Secretary          October 14, 1996
      Eric P. Nachimovsky










                    INDEX TO EXHIBITS INCLUDED IN PART C

There are no exhibits attached to this filing.